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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported)

                                October 18, 1996

                                Carnegie Bancorp
          (Exact name of registrant as specified in its charter)

        New Jersey                    0-2456              22-3257100
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(State or other jurisdiction       (Commission           (IRS Employer
      of incorporation)            File Number)        Identification No.)


  619 Alexander Road, Princeton, New Jersey               08540
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  (Address of principal executive offices)              (Zip Code)



Registrant's telephone number, including area code (609) 520-0601


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Item 5. Other Events.

     On Thursday, October 18, 1996, the Registrant issued a press release announcing its results of operations for the three and nine month periods ended September 30, 1996, as well as an increase in its quarterly cash dividend.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Carnegie Bancorp has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          CARNEGIE BANCORP
                                          (Registrant)




Dated:  October 24, 1996                 By: /s/ RICHARD ROSA
                                            -----------------------------
                                            Richard Rosa,
                                            Chief Financial Officer



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                                  EXHIBIT INDEX

                           CURRENT REPORT ON FORM 8-K



Exhibit No.                   Description
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   99       Press Release dated October 18, 1996 announcing Registrant's results of operations for the three and nine month periods ended September 30, 1996.






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